UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011

ASB BANCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-35279	45-2463413
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

11 Church Street, Asheville, North Carolina  28801
(Address of principle executive offices)          (Zip Code)

(828) 254-7411
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 31, 2011, ASB Bancorp, Inc. (the “Company”), the holding company for Asheville Savings Bank, S.S.B. (the “Bank”), issued a news release announcing the Bank’s financial results for the three- and nine-month periods ended September 30, 2011. A copy of the news release is included as Exhibit 99.1 to this report and is furnished herewith.

The Company was incorporated on May 12, 2011 by the Bank to be the Bank’s holding company upon completion of the Bank’s conversion from the mutual to stock form of organization. The conversion was completed on October 11, 2011 and the Company acquired all of the Bank’s outstanding capital stock on that date. As of September 30, 2011, the Company was not an operating company and, therefore, the information presented in this report is on a consolidated basis for the Bank.

Item 9.01 Financial Statements and Exhibits

Exhibits

Number	Description

99.1	News Release dated October 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.
Registrant

October 31, 2011	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie
President and Chief Executive Officer